Broadview NETWORKS®

Beyond Service. Beyond Software. Beyond Solutions.

Year Ended December 31, 2011 Company Presentation © 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary Exhibit 99.1

Safe Harbor Statement

This presentation may contain forward-looking statements, including statements regarding, among other items, the Company’s expected financial position, business, risk factors and financing plans. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “estimates,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These forward-looking statements are subject to a number of uncertainties and risks, many of which are outside of Broadview’s control that could cause actual results to differ materially from such statements. Some of these risks can be found in Broadview's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission.

Adjusted EBITDA, Free Cash Flow and other financial measures as presented herein are not necessarily comparable with those of other companies. Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severance and related separation costs, costs associated with initial public offering, costs associated with early lease terminations and professional fees related to strategic initiatives. Adjusted EBITDA is not a measure of financial performance under GAAP. Adjusted EBITDA is a non-GAAP financial measure used by our management, together with financial measures prepared in accordance with
GAAP such as net loss, income from operations and revenues, to assess our historical and prospective operating performance.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as of a result of new information, future events or otherwise.
© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Highlights
Leading Provider of Next-Generation Communications Solutions
T-1 and Cloud based products represented 78% of new retail sales in 4Q 2011
Cloud communications represented 13% of retail revenue and 30% of new sales in 4Q 2011
State-of-the-Art Network Infrastructure
Advanced, IP / MPLS network and over 3 years of experience deploying Ethernet-over-Copper
3,000 fiber route miles, 3 data centers, 260 colocations
Large & Diversified Customer Base
Approximately 38K SMB customers with a significant opportunity to sell into the base
86% of retail revenue is from customers with greater than $500 MRR
Target market represents the largest concentration of communications spending in the U.S.
Strong and Improving Key Operating Metrics
Steadily increasing revenue per customer
Churn rates are at pre-recession levels and falling
Recurring FCF and Increasing Profitability Margins
Over 75% of revenue under contract
400 basis point improvement in adjusted EBITDA margin in past 3 years
Experienced Management
Senior management has on average 24 years of industry expertise

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary Company Overview 3

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Regional Focus With National Coverage
Strong local presence with strategic regional sales offices
Significant addressable market for telecommunications and data services in our Northeast footprint, before cloud opportunity
Strong, existing customer relationships
Able to increase revenue per customer through up-selling new cloud-based products and services to new and existing customers
Requires less local presence allowing nationwide expansion without significant capital investment
Quality of service supported through MPLS network
Ability to address out-of-region multi-location customers through OfficeSuite™ and other cloud-based services
Cloud Services Available Nationwide Dense Northeast & Mid-Atlantic Footprint
Regional Player with Cloud Services to Address Customers Nationwide

Boston
Washington, D.C.
New York
Philadelphia
Cloud-based services and MPLS network allow us to extend our reach
Large, Untapped Opportunity

Broadview Networks
Syracuse
Buffalo
Albany
Boston
Providence
Hartford
Rye Brook
New York
Pittsburgh
Harrisburg
Philadelphia
Baltimore
Washington D.C.
Headquarters
POP
Intra-City Fiber
NOC
MPLS, Switch and Data Collocation
MPLS and Switch

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Broadview At A Glance
Customers & Market
Total Business Customers 38K
Average Revenue per Customer $674
Network
Retail Access Line Equivalents 616K
Retail T-1 Circuits 25K
Colocation Sites ~260
Ethernet-over-Copper Equipped Colos (EoC) 38%
Fiber Route Miles ~3,000
Employees as of 12/31/11
Total Employees 900
Quota-Bearing Sales Reps (all Channels) 160
Agent Channel Partners ~300
Company Stats
Commendation for
High Quality
Service from the
State of New York
Superior Customer Service & Quality
Stevie Award for
Innovation in Customer
Service at the 2011
American Business
Awards
Recognized by Crain’s
as the 54 Largest
Private Company in
the New York area

th

Objective
Objective
Objective
bridgecom
InfoHighway communications
natural convergence
Clearly. Simply. Better
Broadview NETWORKS
atx COMMUNICATIONS
LightWave communications
Objective
Objective

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Successful Integration Track Record

2005
Allow Broadview
to control the
developmental
roadmap to key
technology
Enhance scale,
diversify product
portfolio, expand
fiber network
Create merger of
equals with a new,
T-based strategy,
scale and
operational
efficiencies
2008 2007 2006 2009
Improve product
offerings and
strengthen and increase
market footprint
Strengthen presence in
existing market, expand
next-gen product
portfolio

Data, 12%

Cloud, 13%
Data, 27%
Voice, 60%

T-1 & IP-based, 33%
Traditional Voice, 67%

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Broadview’s Business Evolution
Retail Revenue Mix
Network Mix
(3)
Traditional
Voice
Attached
to T-1 18%
Circa 2006 Today
(1) (2)
EoC 8%
79%
Standard
T-1 &
IP-based
53%
Traditional
Voice / Data
not attached
to T-1 21%
(1) For the quarter ended December 31, 2011.
(2) Voice includes allocated portion of  integrated access
(3) Retail access line equivalents.

Voice, 88%

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
(1) Broadview standalone 2006.
(2) Broadview December 2011 Billing Database.
Beginning in 2005, the Company shifted its go-to-market strategy to focus on T-1, cloud- and IP-based products and services
86% of Broadview’s retail revenue is generated by customers spending more than
$500 monthly versus 59% in 2006
Growing Revenues From Larger Customers
Present
(2)
Retail Revenue By Customer Size
2006
(1)
59% 86%

$0 - $500, 14%
$500 - $1,000, 17%
$1,000 - $5,000,
37%
$5,000 - $10,000,
11%
$10,000 - $25,000,
11%
> $25,000, 9%
$0 - $500, 41%
$500 - $1,000, 18%
$1,000 - $5,000,
28%
$5,000 - $10,000,
6%
$10,000 - $25,000,
4%
> $25,000, 2%

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Diversified Product & Customer Base
Approximately 38K SMB customers
Diverse customer base and low revenue concentration risk
Retail Revenue by Product Type – Q4 2011
(1)
(1) Percent based on Retail Voice & Data revenue.
Focused on Serving Customers with High Capacity, IP-based Products
Revenue by Segment – Q4 2011
74%
74% of Retail Revenue Associated with T-1, cloud- and IP-based Accounts

All Other
Traditional
Products, 26%
Traditional
Voice
Attached to a
T-1, 15%
T-1 Based
Products /
Managed
Services, 46%
Cloud -based
Products, 13%
Retail Voice &
Data, 87%
Wholesale, 6%
Carrier, 5%
Other, 2%

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Steady Growth In Revenue Per Customer
Today, T-1, IP-based and cloud-based products
make up over three-fourths of new sales
This has resulted in higher average MRRs
Overall revenue loss is below 2%
(1)
86% of current customer base is over
$500 in MRR with significantly lower
revenue loss characteristics
Average Revenue per Business Customer (Retail)
Focus on Next-Gen Products and Services
New Retail Sales (Q4 2011)
Cloud-based
services
~30%
Q4 2011 Revenue Loss By Account Size
(1) Broadview’s calculation of revenue loss is a comprehensive metric and may not be comparable to revenue loss or churn metrics reported by other companies in the industry.
Account Size

Total Revenue Loss: 1.74%
$504
$526
$542
$553
$570
$598
$606
$610
$626
$642
$656
$674
$300
$400
$500
$600
$700
Mar
'09
Jun
'09
Sep
'09
Dec
'09
Mar
'10
Jun
'10
Sep
'10
Dec
'10
Mar
'11
Jun
'11
Sept
'11
Dec
'11
T-1 & IP-
Based
Products, 78%
Traditional
Voice & Data
Products, 22%
2.84%
1.94%
1.55%
1.14%
1.23%
0.37%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
$0 - $500 $500 -
$1,000
$1,000 -
$5,000
$5,000 -
$10,000
$10,000 -
$25,000
> $25,000

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Focused Sales Strategy
Direct sales: 65% of new sales
Dedicated teams focused on new customer acquisition,
upselling, renewals and customer retention
Sales to new customers average >$900 MRR
Sales to existing customers represents 40% of new
sales
Approximately 300 agents
Primary go-to-market for cloud-based services
nationwide
Awarded “Top 50 Channel Program” by PHONE+
Magazine’s Indirect Sales Channel Partners
Sells our core products and services including MPLS,
POTS, T’s, data colocation to other carriers throughout
our footprint
Distribution Partners and Web Marketing
Total LTM New Sales by Channel
(1)
Targeting Mid-sized SMB, Single and Multi-location Companies
(1) Last Twelve Months (LTM) as of December 31, 2011.
160 Quota-bearing sales reps across all channels

Wholesale,
12%
Agent, 23%
Direct, 65%
Agent sales: 23% of new sales
Wholesale sales: 12% of new sales
2012 Channel Expansion

Leveraging Our Customer Base
Increasing Walletshare Through New Cloud-based Products and Services
Technology Enabling Us to Target Additional Customer Spend
Approximately 38K existing
business customers
A trusted provider of mission
critical network services (voice
and data)
Over 5 years experience
providing cloud-based
solutions with OfficeSuite™
New cloud-based technologies
allowing us to address greater
walletshare of IT spend
Source: Computer Economics, IT Spending and Staffing Benchmarks 2010/2011.
Business IT Spend Breakdown
53%

Computers,
Servers, Storage &
Peripherals
18%
Application
Software, Security
& Business
Continuity
20%
Carriers & Network
Infrastructure
11%
Utilities, Power, IT
Floorspace & Other
4%
Personnel
47%
© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

Broadview Networks
OfficeSuite™ Platform
Switch
Mobile Phone
Internet
Teleworker
Mobile Pro
Branch Office

INFONETICS RESEARCH

NGN Leadership 2011 Award

Microsoft SharePoint Server

Microsoft Office 2010

Broadview NETWORKS

Cloud-based Products Overview
OfficeSuite™ Cloud-based Communication System
• Full featured cloud-based VoIP communications
systems
• IP “Quadruple” play - voice, data, managed services
and hardware
• Enterprise grade quality and features
• Broadview owns underlying intellectual property
• One of the largest hosted VoIP providers in the U.S.
communications industry
Hosted E-mail Including Enterprise And
Microsoft Exchange
Blended solutions for cost-efficiency without
sacrificing quality
Hosted Microsoft SharePoint
A collaboration tool that creates a secure intranet
site to improve productivity
Hosted Office Anywhere – Virtual Desktop
Seamlessly access and store Microsoft Office and
business application data
Hosted Business Applications
Support for all your business applications in a
secure SAS 70 Type II certified data center
Complete Backup And Recovery
A network-based solution that allows you to
quickly restore files on-demand
Virtualized And Dedicated Servers
Secure, redundant and scalable server options
with a 99.99% SLA guaranteed uptime
Cloud Computing Product Suite
TOP 10 SERVICE PROVIDER
2009  |  2010 | 2011

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Awards & Recognition

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Capitalizing On Market Growth In Cloud-based Services
Broadview is Well-Positioned to Capture Meaningful Market Share Having Been in
the Cloud Services Market for 5 Years
U.S. Cloud Services Market
Annual Revenue $ Billions
Source: IDC. Worldwide and Regional Public  IT Cloud Services; June 2010.
Cloud Communications and Other Cloud-based Revenue
Broadview Results to Date Industry Opportunity

Annual Revenue $ Millions
$15
$20
$25
$30
$35
$40
2009 2010 2011
$0
$5
$10
$15
$20
$25
$30
2010 2012 2014

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary Financial Overview 15

$50.0
$40.0
$30.0
$20.0
$10.0
$-
$47.2
$44.1
$41.4
$39.2
$37.1
$35.2
$34.2
$32.7
$31.6
$30.4
$29.4
$27.8
(5.7%) Avg Q decline
(3.9%) Avg Q decline
Q1'09
Q3'09
Q1'10
Q3'10
Q1'11
Q3'11

30% CAGR
$4.9
$5.4
$5.5
$5.8
$6.2
$6.6
$7.2
$7.8
$8.3
$9.0
$9.6
$10.1

$122.0
$116.0
$111.8
$106.7
$105.7
$102.9
$100.4
$98.7
$98.4
$95.5
$93.4
$90.8
Q1'09
Q2'09
Q3'09
Q4'09
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Revenue Drivers
Improving Trends
Traditional Voice Decline Slowing
Increasing Revenue per
Business Customer
Growth From Cloud
Total Revenue (4Q11) Approaching Inflection Point
Larger product set
Increased geographic sales reach
Continued MRR moving up-market
Increasing install and up-selling of
cloud-based products
Increased utilization of web
marketing efforts

3Q’11 and 4Q’11 revenue trajectory directionally influenced by 3Q Verizon work stoppage and Hurricane Irene effects. However, management believes that no additional charges or financial reserves were required as a result of these influences

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Improved Revenue Composition – Stable EBITDA
Historical Adjusted EBITDA & Margins
(1)
Historical Revenue
$496.9
$456.5
$407.7
2008 2011
Adj. EBITDA (1) :
Adj. EBITDA Margin:
4Q Revenue loss:
$71.0M
14.3%
2.42%
$69.0M
18.3%
1.74%
Enhanced Value of Customer Base
Revenue: $496.9 M $378.2M
Avg. customer life: 3+ yrs 4+ yrs
Shifting revenue composition to
higher value-added services
Higher margin services
Greater % of revenue shifting to larger
clients, resulting in reduced churn
Increasing Profitability Margins
(1) Adjusted EBITDA as presented herein represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severance and related separation costs, costs associated with initial public offering, costs associated with early lease terminations and professional fees related to strategic initiatives.
$378.2

T1 & Cloud Account Revenue
Traditional Voice in T-1 Accounts
Other  Revenue
$252.5
$241.6
$233.9
$255.2
($Millions)
$241.7
$204.0
$166.1
$144.3
$0
$100
$200
$300
$400
$500
$600
2008 2009 2010 2011
$71.0
$77.2
$69.9
$69.0
14.3%
16.9%
17.1%
18.3%
12.0%
14.0%
16.0%
18.0%
20.0%
22.0%
$0
$15
$30
$45
$60
$75
$90
2008 2009 2010 2011

$125
$100
$75
$50
$25
$0
$39.2
$39.3
$36.4
$35.0
$33.5
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$17.3
$18.0
$17.8
$17.3
$15.9
17.6%
18.3%
18.6%
18.5%
17.5%
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

$12
$10
$8
$6
$4
$2
$0
$6.7
$8.8
$8.5
$7.4
$5.4
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

$12
$10
$8
$6
$4
$2
$0
$10.6
$9.2
$9.3
$9.9
$10.5
Q4'10
Q1'11
Q2'11
Q3'11
Q4'11

Recurring Free Cash Flow
Quarterly Update
(2) Free Cash Flow (“FCF”) defined as Adjusted EBITDA less Capital Expenditures.
Capital Expenditures
($Millions)
Revenue
(1)
Adjusted EBITDA
Free Cash Flow
(2)
$98.7
$98.4
Other Revenue
Traditional Voice in T-1 Accounts
$59.5 $59.1 $59.1
$95.5
$58.4
$93.4

$57.3
$90.8
T1 & Cloud Account Revenue
(1) Prior Periods Updated to Current Revenue Categories
© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary

20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
14.3%
16.9%
17.1%
18.3%
2008
2009
2010
2011

20.0%
15.0%
10.0%
5.0%
0.0%
12.7%
16.5%
18.3%
18.3%
XOHO
CBEY
PAET
BVN

Broadview NETWORKS

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Strong Operating Performance
Strong financial performance driven by focused customer and product strategy
Increased revenue from more profitable, stickier T-1 & IP-based and cloud-based products
Consistent growth in adjusted EBITDA margin
EBITDA margins in-line with comparable public companies
Comparable Companies LTM EBITDA Margin
(1)(2)(3)
(1) LTM represents Last Twelve Months as of 12/31/2011, XOHO LTM as of 3/31/2011, PAET LTM as of 9/30/11.
(2) PAET LTM EBITDA margin pro forma for Cavalier and XETA.
(3) Comparable companies reflect public company comparables: Cbeyond, Inc. (CBEY), PAETEC Holding Corp. (PAET) and XO Holdings, Inc. (XOHO).
Consistent EBITDA and Above Average Margins Relative to Peer Group
Adjusted EBITDA Margin

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Balance Sheet

Components of Debt
12/31/11 12/31/10
Revolving Credit Facility $17.1 $17.1
Capital Lease Obligations (incl. Current Portion) 4.6 5.0
Senior Secured Notes (excl. Premium) 300.0 300.0
Total Debt (excl. Premium) $321.7 $322.1
Premium on Senior Secured Notes 0.8 2.0
Total Debt (incl. Premium) $322.6 $324.1
($ Millions) 12/31/11 12/31/10
Assets
Cash and Investments $38.9 $41.7
Accounts Receivable 33.1 35.9
Other Current Assets 9.9 10.7
Total Current Assets $81.9 $88.3
Property & Equipment, net 80.6 85.1
Goodwill 98.2 98.2
Intangible Assets, net 9.7 15.1
Other Assets 6.3 8.1
Total Assets $276.7 $294.8
Liabilities & Stockholders' Deficiency
Current Liabilities $53.1 $59.6
Current Portion of LTD 319.8 2.3
Total Current Liabilities $372.9 $61.9
Long Term Debt 0.0 319.1
Capital Leases 2.7 2.7
Other Liabilities 10.8 9.0
Total Liabilities $386.4 $392.7
Total Stockholders' Deficiency (109.7) (97.8)
Total Liabilities & Stockholders'
Deficiency $276.7 $294.8

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
• Top Down Run Rate – $69M LTM Adjusted EBITDA less $30M LTM
Capex less $35M run rate interest = marginally cash flow positive
(pre transaction cost, settlements and other non-recurring)
• CIT revolver $18M, including funded L/Cs outstanding
Facility matures in June 2012
• Cash and Investments balance at 12/31/11: $38.9M
• Cash coupon of $17M paid 3/1/12
Liquidity

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Highlights
Leading Provider of Next-Generation Communications Solutions
Large & Diversified Customer Base
Recurring FCF and Increasing Profitability Margins
State-of-the-Art Network Infrastructure
Strong and Improving Key Operating Metrics
Experienced Management

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary Appendix 23

© 2012 Broadview Networks Holdings, Inc. - - Confidential and Proprietary
Adjusted EBITDA Reconciliation

Three Months Ended LTM Ended
Fiscal Year Ended December 31, Sept 30, Dec 31, March 31, June 30, Sept 30, Dec 31, Dec 31,
2009 2010 2011 2010 2010 2011 2011 2011 2011 2011
(Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited) (Unaudited)
Statement of Operations Data:
456,452 $        407,704 $        378,154 $        100,423 $        98,668 $          98,419 $          95,537 $          93,444 $          90,754 $          378,154 $
225,431 193,860 178,500 47,214 46,981 45,837 45,028 43,853 43,782 178,500
231,021 213,844 199,654 53,209 51,687 52,582 50,509 49,591 46,972 199,654
154,722 148,917 132,460 36,573 34,874 34,770 32,813 33,360 31,517 132,460
49,922 44,085 39,653 11,402 9,932 9,781 9,987 9,941 9,944 39,653
26,377 20,842 27,541 5,234 6,881 8,031 7,709 6,290 5,511 27,541
(39,197) (38,379) (38,302) (9,397) (9,620) (9,717) (9,616) (9,625) (9,344) (38,302)
112 73 70 34 23 20 17 18 15 70
17 - 183 - - - 183 - - 183
(12,691) (17,464) (10,508) (4,129) (2,716) (1,666) (1,707) (3,317) (3,818) (10,508)
(1,179) (1,288) (1,347) (521) (237) (372) (319) (382) (274) (1,347)
(13,870) $         (18,752) $         (11,855) $         (4,650) $           (2,953) $           (2,038) $           (2,026) $           (3,699) $           (4,092) $           (11,855) $
Other Financial Data:
76,316 $          64,927 $          67,377 $          16,636 $          16,813 $          17,812 $          17,879 $          16,230 $          15,455 $          67,377 $
77,202 69,913 69,039 17,055 17,317 18,006 17,812 17,316 15,904 69,039
16.9% 17.1% 18.3% 17.0% 17.6% 18.3% 18.6% 18.5% 17.5% 18.3%
(13,870) $         (18,752) $         (11,855) $         (4,650) $           (2,953) $           (2,038) $           (2,026) $           (3,699) $           (4,092) $           (11,855) $
39,197 38,379 38,302 9,397 9,620 9,717 9,616 9,625 9,344 38,302
(112) (73) (70) (34) (23) (20) (17) (18) (15) (70)
1,179 1,288 1,347 521 237 372 319 382 274 1,347
49,922 44,085 39,653 11,402 9,932 9,781 9,987 9,941 9,944 39,653
76,316 64,927 67,377 16,636 16,813 17,812 17,879 16,230 15,455 67,377
- 3,669 - - - - - - - -
552 1,121 295 419 422 152 83 31 29 295
101 137 595 - 82 42 33 100 420 595
- - 955 - - - - 955 - 955
233 59 - - - - - - - -
- - (183) - - - (183) - - (183)
77,202 69,913 69,039 17,055 17,317 18,006 17,812 17,316 15,904 69,039
(33,747) (29,879) (30,134) (6,698) (6,707) (8,816) (8,505) (7,425) (5,388) (30,134)
43,455 $          40,034 $          38,905 $          10,357 $          10,610 $          9,190 $            9,307 $            9,891 $            10,516 $          38,905 $
costs associated with initial public offering, costs associated with early lease terminations and professional fees related to strategic initiatives.
Net loss..........................................................................................................................
Interest expense............................................................................................................
Adjusted EBITDA margin...............................................................................................
Revenues.......................................................................................................................
Cost of revenues (exclusive of depreciation and amortization).....................................
Selling, general and administrative................................................................................
Depreciation and amortization.......................................................................................
Gross profit.................................................................................................................
Adjusted EBITDA........................................................................................................
EBITDA.......................................................................................................................
Adjusted EBITDA (1).....................................................................................................
Other Income.................................................................................................................
Professional fees related to strategic initiatives (c).......................................................
Share-based compensation (e).....................................................................................
Depreciation and amortization.......................................................................................
Interest income..............................................................................................................
Provision for income taxes............................................................................................
Costs associated with initial public offering (a)..............................................................
Severance and related separation costs (b)..................................................................
Costs associated with early termination of lease (d).....................................................
Capital expenditures......................................................................................................
Free Cash Flow (2).....................................................................................................
(1) Adjusted EBITDA represents net loss before depreciation and amortization, interest income and expense, other income, provision for income taxes, share-based compensation, severence and related separation costs,
(2) Free Cash Flow defined as Adjusted EBITDA less capital expenditures.
(3) As adjusted data gives effect to this offering and the use of proceeds therefrom as if each had occurred on March 31, 2011.
(a) Represents one-time, non-recurring costs associated with initial public offering.
(b) Relate primarily to guaranteed severance payments and employee health benefits.
(c) Represents expenses that management believes are not reflective of our core operations.
(e) Represents non-cash expenses incurred as part of executive compensation.
(d) Represents expenses that management believes are not reflective of our core operations.
Loss before income taxes...........................................................................................
Income (loss) from operations....................................................................................
Other income (expense)................................................................................................
Provision for income taxes............................................................................................
EBITDA (1)....................................................................................................................
Net loss.......................................................................................................................
Interest expense............................................................................................................
Interest income..............................................................................................................